Provision In Lieu Of Income Taxes	12 Months Ended
Dec. 31, 2017
Provision In Lieu Of Income Taxes [Abstract]
PROVISION IN LIEU OF INCOME TAXES

4.    PROVISION IN LIEU OF INCOME TAXES

Tax Cuts and Jobs Act (TCJA)

On December 22, 2017, President Trump signed the TCJA into law.  Substantially all of the provisions of the TCJA are effective for our taxable years beginning January 1, 2018.  The TCJA includes significant changes to the Code, including amendments which significantly change the taxation of business entities and includes specific provisions related to regulated public utilities such as Oncor.  The most significant TCJA change that impacts us is the reduction in the corporate federal income tax rate from 35% to 21%.  The specific provisions related to regulated public utilities in the TCJA applicable to us include the continued deductibility of interest expense, the elimination of bonus depreciation on certain property acquired after September 27, 2017 and certain rate normalization requirements for accelerated depreciation benefits.

Changes in the Code from the TCJA had a material impact on our financial statements in 2017.  Under GAAP, specifically ASC Topic 740, Income Taxes, the tax effects of changes in tax laws must be recognized when the law is enacted, or December 22, 2017 for the TCJA.  ASC 740 also requires deferred tax assets and liabilities to be measured at the enacted tax rate expected to apply when temporary differences are to be realized or settled.  Based on this, our liability in lieu of deferred income taxes was re-measured at the date of enactment using the new tax rate.

We have completed the measurement and accounting for the effects of the TCJA which have been reflected in our December 31, 2017 financial statements.  The re-measurement of our liability in lieu of deferred income taxes related to our non-regulated operations resulted in a $21 million charge to the nonoperating provision in lieu of tax expense for the year ending December 31, 2017.  The re-measurement of our liability in lieu of deferred income taxes related to our regulated operations resulted in a $1.6 billion decrease in our liability in lieu of deferred income taxes at December 22, 2017 and a corresponding increase in our regulatory liabilities.

The increase in regulatory liabilities reflects our obligation, as required by PUCT order in Docket No. 46957, to refund to utility customers any excess deferred tax related balances created by the reduction in the corporate federal income tax rate.  The TCJA includes provisions that stipulate how quickly certain of these excess deferred tax related balances may be refunded to our customers through reductions in our future rates. These adjustments had no impact on our 2017 cash flows.

Also, beginning January 1, 2018, Oncor will record as a regulatory liability the amount that Oncor collects through its approved tariffs for federal income taxes that is above the new corporate federal income tax rate in compliance with PUCT Docket No. 46957. We estimate that incorporating the new corporate federal income tax rate in our approved rate settlement agreement would have reduced our annual revenues and our tax expense by approximately $125 million.

Components of Liability in Lieu of Deferred Income Taxes

The components of our liability in lieu of deferred income taxes are provided in the table below.

	At Ended December 31,
	2017	2016

Deferred Tax Related Assets:
Employee benefit liabilities	$253	$413
Regulatory liabilities	15	26
Other	7	79
Total	275	518
Deferred Tax Related Liabilities:
Property, plant and equipment	1,551	2,892
Regulatory assets	240	412
Other	1	2
Total	1,792	3,306
Liability in lieu of deferred income taxes - net	$1,517	$2,788

Provision (Benefit) in Lieu of Income Taxes

The components of our reported provision (benefit) in lieu of income taxes are as follows:

	Year Ended December 31,
	2017	2016	2015

Reported in operating expenses:
Current:
U.S. federal	$(55)	$60	$189
State	20	20	32
Deferred:
U.S. federal	292	181	55
State	-	-	(13)
Amortization of investment tax credits	(2)	(2)	(3)
Total reported in operating expenses	255	259	260
Reported in other income and deductions:
Current:
U.S. federal	(5)	(5)	(7)
State	-	-	-
Deferred federal	17	-	(1)
Total reported in other income and deductions	12	(5)	(8)
Total provision in lieu of income taxes	$267	$254	$252

Reconciliation of provision in lieu of income taxes computed at the U.S. federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2017	2016	2015

Income before provision in lieu of income taxes	$686	$685	$684
Provision in lieu of income taxes at the U.S. federal statutory rate of 35%	$240	$240	$239
Amortization of investment tax credits – net of deferred tax effect	(2)	(2)	(3)
Amortization (under regulatory accounting) of statutory tax rate changes	(1)	(1)	(1)
Impact of federal statutory rate change from 35% to 21%	21	-	-
Texas margin tax, net of federal tax benefit	13	13	13
Nontaxable gains on benefit plan investments	(4)	-	-
Other, including audit settlements	-	4	4
Reported provision in lieu of income taxes	$267	$254	$252
Effective rate	38.9%	37.1%	36.8%

The net amounts of $1.517 billion and $2.788 billion reported in the balance sheets at December 31, 2017 and 2016, respectively, as liability in lieu of deferred income taxes include amounts previously recorded as net deferred tax liabilities.  Upon the sale of equity interests to Texas Transmission and Investment LLC in 2008, we became a partnership for U.S. federal income tax purposes, and the temporary differences that gave rise to the deferred taxes will, over time, become taxable to the equity holders.  Under a tax sharing agreement among us and our equity holders (see Note 1), we make payments to the equity holders related to income taxes when amounts would have become due to the IRS if Oncor was taxed as a corporation.  Accordingly, as the temporary differences become taxable, we will pay the equity holders.  In the event such amounts are not paid under the tax sharing agreement, it is probable that this regulatory liability will continue to be included in Oncor’s rate setting processes.

Accounting For Uncertainty in Provision in Lieu of Income Taxes

Prior to November 2008, we were a member of the EFH Corp. consolidated tax group.  The examination and applicable appeals process of EFH Corp. and its subsidiaries’ federal income tax returns for the years ending prior to January 1, 2016 are complete.  The statute of limitations is open for our partnership tax returns for the years beginning after December 31, 2009, however, the IRS has declined to review the tax returns for the years ending prior to January 1, 2016.  Texas margin tax returns are under examination or still open for examination for tax years beginning after 2014.  Subsequent to November 2008, we are not a member of the EFH Corp. consolidated federal tax group and assess our liability for uncertain tax positions in our partnership returns.

The following table summarizes the changes to the uncertain tax positions reported in other noncurrent liabilities in our consolidated balance sheet during the years ended December 31, 2017, 2016 and 2015:

	2017	2016	2015

Balance at January 1, excluding interest and penalties	$3	$3	$2
Additions based on tax positions related to prior years	-	-	-
Reductions based on tax positions related to prior years	(3)	-	-
Settlements with taxing authorities	-	-	1
Balance at December 31, excluding interest and penalties	$-	$3	$3

Of the balances at both December 31, 2016 and 2015, $3 million represents tax positions for which the uncertainty relates to the timing of recognition for tax purposes.  The disallowance of such positions would not affect the effective tax rate, but would accelerate the payment of cash under the tax sharing agreement to an earlier period. In the first quarter 2017, EFH Corp. settled all open tax claims with the IRS.  As a result, we reduced the liability for uncertain tax positions by $3 million.  This reduction is reported as a decrease in income taxes in 2017.

Noncurrent liabilities included no accrued interest related to uncertain tax positions at December 31, 2017 and 2016.  There were no amounts recorded related to interest and penalties in the years ended December 31, 2017, 2016 and 2015.    The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as liability in lieu of deferred income taxes.